                            UNITED STATES SECURITIES
                            AND EXCHANGE COMMISSION

                                    FORM 8-K

Date of Report (Date of Earliest Event Reported)  August 7, 1996
                                                  --------------


Commission file number:      34-0-26512

                          RENAISSANCERE HOLDINGS LTD.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

             BERMUDA                                    98-013-8020
             -------                      ------------------------------------
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation or organization)

     SOFIA HOUSE, 48 CHURCH STREET
           HAMILTON, BERMUDA                               HM 12
- ----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)

                                 (441) 295-4513
                                 --------------
              (Registrant's telephone number, including area code)
                                 NOT APPLICABLE
                                 --------------
   (Former name, former address and former fiscal year, if changed since last report)


Total number of pages in this report (including exhibits):  4
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ITEM 5.  OTHER EVENTS

     On May 6, 1996, RenaissanceRe Holdings Ltd. (the "Registrant") held an Annual General Meeting of Shareholders at which the Registrant's shareholders approved the ability of the Board of Directors of the Registrant (the "Board") to fill the two vacancies thereon without further shareholder action. On August 7, 1996, the Registrant held a meeting of the Board to appoint Mr. Thomas A. Cooper to the Board. On August 7, 1996, the Registrant issued a press release announcing such appointment; a copy of such press release is included herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired:  Not Applicable.

     (b)  Pro forma financial information:  Not Applicable.

     (c)  Exhibits:

               99.1 The Company's press release, dated August 7, 1996, issued by the Registrant.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                          RENAISSANCERE HOLDINGS LTD.

Date:  August 7, 1996

                          By: /s/ Keith S. Hynes
                              --------------------------
                                  Keith S. Hynes
                                  Senior Vice President and
                                  Chief Financial Officer